Calvert International Responsible Index ETF

Summary Prospectus   |   January 28, 2024

Ticker Symbols and Exchange
Calvert International Responsible Index ETF
CVIE
NYSE Arca

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at https://www.morganstanley.com/im/CalvertInternationalResponsible. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated  January 28, 2024 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

Calvert International Responsible Index ETF (the “Fund”) seeks to track the performance of the Calvert International Responsible Index (the “Index”).

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses1  (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.18%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.18%
1	The Fund’s management agreement provides that the Fund’s “Adviser,” Morgan Stanley Investment Management Inc., will pay substantially all expenses of the Fund (including expenses of Morgan Stanley ETF Trust (the “Trust”) relating to the Fund), except for the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Fund’s business.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

Calvert  |  Fund Summary

Calvert International Responsible Index ETF (Con’t)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the period from January 30, 2023 (commencement of operations) through September 30, 2023, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities included in the underlying index. This policy may be changed without shareholder approval; however, shareholders would be notified upon 60 days’ notice in writing of any changes.

The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Index. The Fund invests in the common stock of a representative number of companies that resemble the Index. The Fund may also lend its securities.

The Fund may concentrate its investments (i.e., invest 25% or more of its total assets) in a particular industry or group of industries if the Index is concentrated. The degree to which components of the Index represent certain industries may change over time.

The Index is composed of common stocks of large companies in developed markets, excluding the U.S., that operate their businesses in a manner consistent with the Calvert Principles for Responsible Investment (the “Calvert Principles”). Large companies in developed markets include 1,000 large publicly traded companies, excluding real estate investments trusts and business development companies, in markets that Calvert Research and Management (“Calvert”), the Index provider, determines to be developed markets based on a set of criteria including level of economic development, existence of capital controls, openness to foreign direct investment, market trading and liquidity conditions, regulatory environment, treatment of minority shareholders, and investor expectations. When determining 1,000 large publicly traded companies, Calvert generally includes the 500 largest publicly traded companies located in or tied economically to Europe and the 500 largest publicly traded companies located in or tied economically to other non-U.S. and non-European developed markets. The Calvert Principles (a copy of which is included as an appendix to the Fund’s prospectus) serve as a framework for considering environmental, social and governance (“ESG”) factors. Under this framework, Calvert seeks to identify companies and other issuers that provide positive leadership in the areas of their operations and overall activities that are material to improving long-term shareholder value and societal outcomes, including ESG areas such as: environmental sustainability and resource efficiency; equitable societies and respect for human rights; and accountable governance and transparency.

Stocks are weighted in the Index based on their float-adjusted market capitalization, by country and by sector, subject to certain prescribed limits. As of September 30, 2023, the Index included 816 companies (and typically is expected to be in the range between 700 and 800 companies), and the market capitalization ranged from approximately $2.8 billion to $420.1 billion with a weighted average market capitalization of approximately $85.8 billion. Market capitalizations of companies within the Index are subject to change. The number of companies in the Index will change over time due to Calvert’s evaluation of an issuer relative to the Calvert Principles or corporate actions involving companies in the Index, among other things. The Index is reconstituted annually and is rebalanced quarterly.

The Index is owned by Calvert, which is an affiliate of the Adviser. Jade Huang, Director of Applied Responsible Investment Solutions, Christopher Madden, CFA, Director of Index Management, and Zi Ye, Index Manager, manage the Index construction process at Calvert.

An index is a group of securities whose overall performance is used as a standard to measure investment performance. An index or passively managed fund tries to match, as closely as possible, the performance of an established target index. An index fund’s goal is to mirror the target index whether the index is going up or down. To track the Index as closely as possible, the Fund attempts to remain fully invested in stocks. The Fund may enter into foreign currency transactions, including foreign currency forward exchange contracts, in the course of purchasing and selling foreign currency denominated securities in order to track, as closely as possible, the performance of the Index.

The Fund uses a sampling method of indexing. The sampling method involves selecting a representative number of securities that will resemble the Index in terms of key risk and other characteristics. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index or hold securities in the same proportions as represented in the Index.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•	Tracking Error. Tracking error risk refers to the risk that the Fund’s performance may not match or correlate to that of the Index it attempts to track, either on a daily or aggregate basis. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. Tracking error may occur because of, among

Calvert  |  Fund Summary

Calvert International Responsible Index ETF (Con’t)

other things, transaction costs, the Fund’s holding of cash, differences in accrual of dividends, changes to the Index or the need to meet new or existing regulatory requirements. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, limitations on Fund investments imposed by Fund diversification and/or concentration policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may cause the Fund’s performance to be less than expected. Tracking error risk may be heightened during times of market volatility, unusual market conditions or other abnormal circumstances. The Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with applicable laws and regulations or because of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Adviser and its affiliates.

•	Index Related Risk. The Fund’s return may not track the return of the Index for a number of reasons and therefore may not achieve its investment objective. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the Fund’s return may differ from the return of the Index because of, among other things, pricing differences and the inability to purchase certain securities included in the Index due to regulatory or other restrictions.

In addition, because the Fund uses a representative sampling approach, the Fund can be expected to be less correlated with the return of the Index as when a fund purchases all of the securities in an index in the proportions in which they are represented in the index. Errors in the construction or calculation of the Index may occur from time to time. Any such errors may not be identified and corrected by the index provider for some period of time, which may have an adverse impact on the Fund and its shareholders. The risk that the Fund may not track the performance of the Index may be heightened during times of increased market volatility or other unusual market conditions.

•	Passive Investment. The Fund is managed using a passive investment strategy that uses a representative sampling indexing strategy. The Fund does not expect to hold common stocks of each company in the Index or in the same proportion as represented in the Index, and Fund performance may vary from the Index.

In addition, the Fund generally will not adjust its portfolio investments to attempt to take advantage of market opportunities or lessen the impact of a market decline or a decline in the performance of one or more issuers or for other reasons. Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy. Unusual market events or other abnormal circumstances may increase market volatility and may cause the characteristics of the Index components to vary from those expected under normal circumstances.

•	Concentration Risk. If the Index concentrates in the securities of issuers in one or more industries or groups of industries, the Fund may concentrate in such industries or groups of industries. By concentrating its investments in an industry or group of industries, the Fund may face greater risks than if it were diversified broadly over numerous industries or groups of industries.

•	Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.

The value of equity securities and related instruments may decline in response to adverse changes in the economy, the economic outlook or the financial markets; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline.

•	Foreign Securities. Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds

Calvert  |  Fund Summary

Calvert International Responsible Index ETF (Con’t)

illiquid investments, its portfolio may be harder to value. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates.

•	Responsible Investing. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance, or Calvert’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an issuer, Calvert is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•	ETF Structure Risks.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

Trading Risk. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for shares. The Adviser cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than the Fund’s NAV per share during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Fund, this section will include charts that provide some indication of the risks of an investment in the Fund, by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Index and benchmark index selected for the Fund. Performance information for the Fund is available online at www.calvert.com or by calling toll-free 800-836-2414.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. Information about the individuals jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Calvert  |  Fund Summary

Calvert International Responsible Index ETF (Con’t)

Name	Title with Adviser	Date Began Managing Fund
Thomas C. Seto	Managing Director	January 2023
James Reber	Managing Director	January 2023
Matthew Maillet	Executive Director	January 2023

Purchase and Sale of Fund Shares

Individual shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

You may incur costs attributable to the difference between the highest price a buyer is willing to pay for shares (bid) and the lowest price a seller is willing to accept for shares (ask) (the “bid-ask spread”) when buying or selling shares in the secondary market.

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website at www.calvert.com.

Tax Information

The Fund intends to make dividends and distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary (such as a bank), the Adviser and/or Foreside Fund Services, LLC (the “Distributor”) may pay the financial intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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© 2024 Calvert Research and Management

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